UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 26, 2011

____________________________

ATHERONOVA INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)
2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2011, the proposals (the “Actions”) set forth in the Registrant’s Information Statement mailed to the Registrant’s stockholders on June 6, 2011, became effective.  As of May 23, 2011, the date the Registrant’s stockholders approved the Actions, there were 24,219,037 shares of the Registrant’s common stock entitled to vote.  The following summarizes voting results for the Actions:

1.	Proposal to elect six members of the Registrant’s Board of Directors.

Director	For	Against	Abstain
Thomas W. Gardner	16,609,890	--	--
Chaim Davis	16,609,890	--	--
Paul DiPerna	16,609,890	--	--
Gary Freeman	16,609,890	--	--
Boris Ratiner, M.D.	16,609,890	--	--
Alexander Polinsky	16,609,890	--	--

2.	Proposal to ratify the appointment of Weinberg and Company, P.A. as the Company’s independent accountants for the year ending December 31, 2011.

For	Against	Abstain
16,609,890	--	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: June 29, 2011	By:	/s/ Mark Selawski
Mark Selawski
Chief Financial Officer & Secretary

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